EXHIBIT 23

DAVIDSON & COMPANY Chartered Accountants
                   A Partnership of Incorporated Professionals



CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form 10SB of our report dated August 31, 2000 relating to the financial statements of Phage Therapeutics International, Inc. which appears in such Registration Statement.



                                /s/Davidson & Company, LLP/s/
                               ----------------------------
                              Chartered Accountants


Vancouver, British Columbia
November 15, 2000